UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED):  JULY 7, 2004

COMMISSION FILE NO.:  000-31631

TRANS MAX TECHNOLOGIES, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

NEVADA (STATE OR OTHER JURISDICTION OF INCORPORATION)	42-1599830 (IRS EMPLOYER IDENTIFICATION NO.)

7473 WEST LAKE MEAD BOULEVARD, LAS VEGAS, NEVADA 89128
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(702) 382-3377
(ISSUER TELEPHONE NUMBER)

PERMA TUNE ELECTRONICS, INC.
(FORMER NAME)

200 TRADE ZONE DRIVE, RONKONKOMA, NEW YORK 11779
(FORMER ADDRESS)

Item 5.                        Other Events.

Effective July 7, 2004 Manhattan Transfer Registrar Company was terminated as the registrar and transfer agent of the Registrant.

Effective July 7, 2004, Intercontinental Registrar & Transfer Agency, Inc., located at 900 Buchanan Boulevard, Suite 1, Boulder City, Nevada 89005, telephone number (702) 293-6717, was appointed as the new registrar and transfer agent of the Registrant.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                                        Trans Max Technologies, Inc.

July 20, 2004                                                   /s/ Ray Brouzes
                                                                             Ray Brouzes, President and Director